UAM FUNDS
                      ICM EQUITY PORTFOLIO
                   INSTITUTIONAL CLASS SHARES


Supplement dated June 4, 1997 to the Prospectus dated January 3, 1997


The following section is added after the section under the heading "INVESTMENT ADVISER" on page 21 of the Prospectus:


                 ADVISER'S HISTORICAL PERFORMANCE

      Below are certain performance data provided by the Adviser pertaining to the portion of a separately managed account of the Adviser that was managed with substantially similar (although not necessarily identical) objective, policies and strategies as those of the Equity Portfolio. The investment returns of the Equity Portfolio may differ from those of the separately managed account because such separately managed account may have had fees and expenses that differ from those of the Equity Portfolio. Further, the separately managed account was not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed account. The results presented are not intended to predict or suggest the return to be experienced by the Equity Portfolio or the return an investor might achieve by investing in the Equity Portfolio.



















      Investment Counselors of Maryland (ICM) Value Equity*
          (Percentage Returns - Net of Management Fees)


Calendar Years                           ICM           S&P 500
--------------                          -------        -------

11/1/90-12/31/90....................     14.34%         9.43%
1991................................     29.11%        30.47%
1992................................     19.79%         7.62%
1/1/93-10/31/93.....................     11.79%         9.81%
36 Months ended 10/31/93
   Annualized.......................     25.51%        19.05%
   Cumulative.......................     97.69%        68.72%
36 Month Mean.......................      1.97%         1.51%
Two-Year Calendar Mean..............     24.45%        19.05%
Value of $1 invested during 3 years
   (11/1/90-10/31/93)...............     $1.98         $1.69

Notes:

1. The annualized return is calculated from monthly data, allowing for compounding. Market Value of the account was the sum of the account's total assets, including cash, cash equivalents, short- term investments, and securities valued at current market prices.

2.   The   cumulative  return  means  that  $1  invested  in  the
     separately managed account on 11/1/90 had grown to $1.98 by 10/31/93.

3. The two-year mean is the arithmetic average of the annual calendar year returns for the years listed. The 36-month mean is the arithmetic average of the monthly returns for the period 11/1/90-10/31/93.

4. The S&P 500 is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the performance numbers set forth above.

5. The Adviser's average annual management fee over the three-year period (11/1/90-10/31/93) was 0.625% or 62.5 basis points.

* As of the inception date of the Equity Portfolio, ICM stopped separately managing this portion of the account. The tax advantaged retirement plan assets comprising such account were transferred to the ICM Equity Portfolio, which began operations on 10/1/93 and utilizes a substantially similar value equity style.